Exhibit (a)(1)(F)

Forms of Reminder E-mails – Dates may change if expiration date of offer is extended

December 19, 2008 –Two Days After Offer Commences

We have just completed the first two days of the Marvell Technology Group Ltd. Offer to Exchange Certain Outstanding Options for Restricted Stock Units (referred to as the “Offer to Exchange”). The offer to exchange your eligible options will expire at 6:00 p.m. Pacific Time, on January 23, 2009, unless we extend the offer.

If you choose to participate in this offer, you must do the following before 6:00 p.m. Pacific Time, on the expiration date, currently expected to be January 23, 2009:

1. Use your Windows login name, Windows login password and employee identification number to access Marvell’s offer website at the Internet address: https://tenderoffer.marvell.com; and

2. Properly complete and submit the election form via Marvell’s offer website before 6:00 p.m. Pacific Time, on January 23, 2009, by:

A. Selecting the “Yes, I wish to participate” box and then selecting the “Select all” box or the appropriate box(es) next to each eligible option grant you elect to tender;

B. Reading the election form terms and conditions and selecting the “I acknowledge and agree to the terms and conditions of this offer”; and

C. Selecting the “Submit” button at the bottom of the election form.

Alternatively, you may submit your election form via fax if you do not have access to the Marvell offer website by doing the following:

1. Properly complete, date and sign the election form; and

2. Fax the properly completed election form to Marvell Stock Administration at the fax number: (408) 222-9300. Marvell must receive your properly completed and submitted election form before 6:00 p.m. Pacific Time, on January 23, 2009.

If you need an election form, you may e-mail stockadmin@marvell.com to receive a paper election form.

Only election forms that are complete, signed and actually received by the Company by the deadline will be accepted. Election forms submitted by any other means, including e-mail, hand delivery, U.S. mail (or other post) and Federal Express (or similar delivery service), are not permitted. If you have questions, please contact Marvell Stock Administration via e-mail at stockademin@marvell.com or via phone at 408-222-8436.

This notice does not constitute the Offer to Exchange. The full terms of the offer are described in (1) the Offer to Exchange; (2) the e-mail from Dr. Sehat Sutardja, our Chairman, President and Chief Executive Officer, dated December 16, 2008; and (3) the election form. You also may access these documents through the U.S. Securities and Exchange Commission’s website at www.sec.gov.

January 5, 2009 –Three Weeks After Offer Commences

We have just completed week three of the Marvell Technology Group Ltd. Offer to Exchange Certain Outstanding Options for Restricted Stock Units (referred to as the “Offer to Exchange”). The offer to exchange your eligible options will expire at 6:00 p.m. Pacific Time, on January 23, 2009, unless we extend the offer.

If you choose to participate in this offer, you must do the following before 6:00 p.m. Pacific Time, on the expiration date, currently expected to be January 23, 2009:

1. Use your Windows login name, Windows login password and employee identification number to access Marvell’s offer website at the Internet address: https://tenderoffer.marvell.com; and

2. Properly complete and submit the election form via Marvell’s offer website before 6:00 p.m. Pacific Time, on January 23, 2009, by:

A. Selecting the “Yes, I wish to participate” box and then selecting the “Select all” box or the appropriate box(es) next to each eligible option grant you elect to tender;

B. Reading the election form terms and conditions and selecting the “I acknowledge and agree to the terms and conditions of this offer”; and

C. Selecting the “Submit” button at the bottom of the election form.

Alternatively, you may submit your election form via fax if you do not have access to the Marvell offer website by doing the following:

1. Properly complete, date and sign the election form; and

2. Fax the properly completed election form to Marvell Stock Administration at the fax number: (408) 222-9300. Marvell must receive your properly completed and submitted election form before 6:00 p.m. Pacific Time, on January 23, 2009.

If you need an election form, you may e-mail stockadmin@marvell.com to receive a paper election form.

Only election forms that are complete, signed and actually received by the Company by the deadline will be accepted. Election forms submitted by any other means, including e-mail, hand delivery, U.S. mail (or other post) and Federal Express (or similar delivery service), are not permitted. If you have questions, please contact Marvell Stock Administration via e-mail at stockademin@marvell.com or via phone at 408-222-8436.

This notice does not constitute the Offer to Exchange. The full terms of the offer are described in (1) the Offer to Exchange; (2) the e-mail from Dr. Sehat Sutardja, our Chairman, President and Chief Executive Officer, dated December 16, 2008; and (3) the election form. You also may access these documents through the U.S. Securities and Exchange Commission’s website at www.sec.gov.

January 16, 2009 – Final Week

We are entering the final week of the Marvell Technology Group Ltd. Offer to Exchange Certain Outstanding Options for Restricted Stock Units (referred to as the “Offer to Exchange”). After today, there are seven (7) days left to make your election. The offer to exchange your eligible stock options will expire at 6:00 p.m. Pacific Time, on January 23, 2009, unless we extend the offer.

If you choose to participate in this offer, you must do the following before 6:00 p.m. Pacific Time, on the expiration date, currently expected to be January 23, 2009:

1. Use your Windows login name, Windows login password and employee identification number to access Marvell’s offer website at the Internet address: https://tenderoffer.marvell.com; and

2. Properly complete and submit the election form via Marvell’s offer website before 6:00 p.m. Pacific Time, on January 23, 2009, by:

A. Selecting the “Yes, I wish to participate” box and then selecting the “Select all” box or the appropriate box(es) next to each eligible option grant you elect to tender;

B. Reading the election form terms and conditions and selecting the “I acknowledge and agree to the terms and conditions of this offer”; and

C. Selecting the “Submit” button at the bottom of the election form.

Alternatively, you may submit your election form via fax if you do not have access to the Marvell offer website by doing the following:

1. Properly complete, date and sign the election form; and

2. Fax the properly completed election form to Marvell Stock Administration at the fax number: (408) 222-9300. Marvell must receive your properly completed and submitted election form before 6:00 p.m. Pacific Time, on January 23, 2009.

If you need an election form, you may e-mail stockadmin@marvell.com to receive a paper election form.

Only election forms that are complete, signed and actually received by the Company by the deadline will be accepted. Election forms submitted by any other means, including e-mail, hand delivery, U.S. mail (or other post) and Federal Express (or similar delivery service), are not permitted. If you have questions, please contact Marvell Stock Administration via e-mail at stockademin@marvell.com or via phone at 408-222-8436.

This notice does not constitute the Offer to Exchange. The full terms of the offer are described in (1) the Offer to Exchange; (2) the e-mail from Dr. Sehat Sutardja, our Chairman, President and Chief Executive Officer, dated December 16, 2008; and (3) the election form. You also may access these documents through the U.S. Securities and Exchange Commission’s website at www.sec.gov.

January 23, 2009 – Last Day (Offer Expiration Date)

Today is the last day to elect to exchange your eligible options as part of the Marvell Technology Group Ltd. Offer to Exchange Certain Outstanding Options for Restricted Stock Units (referred to as the “Offer to Exchange”). The offer to exchange your eligible options will expire at 6:00 p.m. Pacific Time, today, January 23, 2009.

If you choose to participate in this offer, you must do the following before 6:00 p.m. Pacific Time, on the expiration date, currently expected to be January 23, 2009:

1. Use your Windows login name, Windows login password and employee identification number to access Marvell’s offer website at the Internet address: https://tenderoffer.marvell.com; and

2. Properly complete and submit the election form via Marvell’s offer website before 6:00 p.m. Pacific Time, on January 23, 2009, by:

A. Selecting the “Yes, I wish to participate” box and then selecting the “Select all” box or the appropriate box(es) next to each eligible option grant you elect to tender;

B. Reading the election form terms and conditions and selecting the “I acknowledge and agree to the terms and conditions of this offer”; and

C. Selecting the “Submit” button at the bottom of the election form.

Alternatively, you may submit your election form via fax if you do not have access to the Marvell offer website by doing the following:

1. Properly complete, date and sign the election form; and

2. Fax the properly completed election form to Marvell Stock Administration at the fax number: (408) 222-9300. Marvell must receive your properly completed and submitted election form before 6:00 p.m. Pacific Time, on January 23, 2009.

If you need an election form, you may e-mail stockadmin@marvell.com to receive a paper election form.

Only election forms that are complete, signed and actually received by the Company by the deadline will be accepted. Election forms submitted by any other means, including e-mail, hand delivery, U.S. mail (or other post) and Federal Express (or similar delivery service), are not permitted. If you have questions, please contact Marvell Stock Administration via e-mail at stockademin@marvell.com or via phone at 408-222-8436.

This notice does not constitute the Offer to Exchange. The full terms of the offer are described in (1) the Offer to Exchange; (2) the e-mail from Dr. Sehat Sutardja, our Chairman, President and Chief Executive Officer, dated December 16, 2008; and (3) the election form. You also may access these documents through the U.S. Securities and Exchange Commission’s website at www.sec.gov.